UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2014

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-187470 (1933 Act)	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT II), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on November 10, 2014 to provide the financial information required by Item 9.01 relating to our acquisition of an office building located in Phoenix, AZ (the “Freeport Property”) as described in such Current Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Freeport-McMoRan Inc. – Phoenix, AZ
Summary Financial Data Regarding Freeport-McMoRan Inc.		3

(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2014		4

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended
September 30, 2014		5

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Period from February 26, 2013 (Date of Inception) to December 31, 2013		6

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)		7

(c) Shell Company Transactions
None

(d) Exhibits
None

SUMMARY FINANCIAL DATA
FREEPORT MCMORAN INC.

We have acquired the Freeport Property, which is primarily leased to Freeport-McMoRan Corporation (“Freeport McMoRan”), a wholly owned subsidiary of Freeport-McMoRan Inc.:

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet (1)
Phoenix, AZ	November 4, 2014	2010	$110,000,000	249,012

(1)	The Freeport Property is comprised of eight and one-half floors of a 26-story office building with 249,012 square feet that is 99% leased to Freeport McMoRan.
In evaluating the Freeport Property as a potential acquisition, including the determination of the appropriate purchase price for the Freeport Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Freeport Property, other than the factors disclosed herein, that would cause the reported financial information not to be indicative of future operating results.
The Freeport Property is subject to base year leases whereby base year operating costs are included in the tenants' monthly rental payments, and expenses in excess of the base year operating costs are reimbursed by the tenants. As a result, substantially all of the operating costs are the responsibility of the tenants, and the historical property financial statements provide limited information other than rental income. Because the Freeport Property is 99% leased to Freeport McMoRan on a long-term basis, results of operations of the primary tenant, Freeport McMoRan, are more relevant to investors than the financial statements of the Freeport Property and will enable investors to evaluate the creditworthiness of the primary tenant. As a result, pursuant to the guidance provided by the Securities and Exchange Commission (the "SEC"), please refer to the following financial information of the tenant of the acquired property:
For financial information for the quarterly period ended September 30, 2014 and for the fiscal year ended December 31, 2013, refer to the Quarterly Report on Form 10-Q filed by Freeport McMoRan with the SEC on November 7, 2014 and the Annual Report on Form 10-K filed by Freeport McMoRan with the SEC on February 27, 2014, respectively, which are publicly available on the SEC's web site, http://www.sec.gov.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of September 30, 2014
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Company had acquired the Freeport Property on September 30, 2014.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2014 should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2014, included in the Company’s Quarterly Report on Form 10-Q, filed on November 12, 2014 with the SEC. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the actual financial position would have been had the Company completed the acquisition of the Freeport Property on September 30, 2014, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the impact of the acquisition of the Freeport Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30, 2014	Acquisition		Pro Forma as of
	As Reported	Pro Forma Adjustments		September 30, 2014
	(a)
ASSETS
Investment in real estate assets:
Land	$29,153	$—	(b)	$29,153
Buildings and improvements, net	248,250	96,269	(b)	344,519
Acquired intangible lease assets, net	26,641	19,878	(b)	46,519
Total investment in real estate assets, net	304,044	116,147		420,191
Cash and cash equivalents	2,220	—		2,220
Restricted cash	427	—		427
Rents and tenant receivables	2,281	—		2,281
Prepaid expenses and other assets	633	—		633
Escrowed funds for acquisition of real estate investment	60,378	—		60,378
Deferred financing costs, net	1,464	—		1,464
Total assets	$371,447	$116,147		$487,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit Facility	$177,635	$74,890	(c)	$252,525
Line of credit with affiliate	30,000	—		30,000
Accounts payable and accrued expenses	1,618	—		1,618
Escrowed investor proceeds	427	—		427
Due to affiliates	1,769	—		1,769
Acquired below market lease intangibles, net	—	6,147	(b)	6,147
Distributions payable	878	—		878
Deferred rental income	1,836	—		1,836
Total liabilities	214,163	81,037		295,200
Commitments and contingencies
Redeemable common stock	1,018	—		1,018
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 18,702,069 shares issued and outstanding	187	41	(d)	228
Capital in excess of par value	165,331	37,413	(d)	202,744
Accumulated distributions in excess of earnings	(9,252)	(2,344)	(e)	(11,596)
Total stockholders’ equity	156,266	35,110		191,376
Total liabilities and stockholders’ equity	$371,447	$116,147		$487,594
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2014
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Freeport Property on February 26, 2013 (Date of Inception).
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2014, included in the Company’s Quarterly Report on Form 10-Q, filed on November 12, 2014 with the SEC. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisition of the Freeport Property on February 26, 2013, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Freeport Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2014 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2014
	(a)	(b)
Revenues:
Rental and other property income	$6,618	$7,374	(c)	$13,992
Tenant reimbursement income	857	285	(d)	1,142
Total revenue	7,475	7,659		15,134

Expenses:
General and administrative expenses	806	—		806
Property operating expenses	1,033	1,046	(e)	2,079
Advisory fees and expenses	671	619	(f)	1,290
Acquisition related expenses	6,966	—		6,966
Depreciation	1,959	1,979	(g)	3,938
Amortization	678	1,195	(g)	1,873
Total operating expenses	12,113	4,839		16,952
Operating (loss) income	(4,638)	2,820		(1,818)

Other income (expense):
Interest and other income	1	—		1
Interest expense	(1,775)	—	(h)	(1,775)
Total other expense	(1,774)	—		(1,774)
Net (loss) income	$(6,412)	$2,820		$(3,592)

Weighted average number of common shares outstanding:
Basic and diluted	5,797,970	4,115,812	(i)	9,913,782

Net loss per common share:
Basic and diluted	$(1.11)			$(0.36)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Period from February 26, 2013 (Date of Inception) to December 31, 2013
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Freeport Property on February 26, 2013 (Date of Inception).
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the period ended December 31, 2013, included in the Company's Annual Report on Form 10-K, filed on March 28, 2014 with the SEC. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisition of the Freeport Property on February 26, 2013, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Freeport Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Period from February 26, 2013 to December 31, 2013 As Reported	Acquisition Pro Forma Adjustments		Pro Forma For the Period from February 26, 2013 to December 31, 2013
	(a)	(b)
Revenues:
Rental and other property income	$—	$9,831	(c)	$9,831
Tenant reimbursement income	—	320	(d)	320
Total revenue	—	10,151		10,151

Expenses:
General and administrative expenses	100	351	(e)	451
Property operating expenses	—	1,174	(f)	1,174
Advisory Fees and expenses	—	694	(g)	694
Acquisition related expenses	—	—		—
Depreciation	—	2,639	(h)	2,639
Amortization	—	1,594	(h)	1,594
Total operating expenses	100	6,452		6,552
Operating (loss) income	(100)	3,699		3,599

Other income (expense):
Interest and other income	—	—		—
Interest expense	—	(2,122)	(i)	(2,122)
Total other expense	—	(2,122)		(2,122)
Net (loss) income	$(100)	$1,577		$1,477

Weighted average number of common shares outstanding:
Basic and diluted	18,576	4,115,812	(j)	4,134,388

Net (loss) income per common share:
Basic and diluted	$(5.38)			$0.36
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2014

Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2014
a.    Reflects the Company’s historical balance sheet as of September 30, 2014.
b.    Reflects the preliminary allocation of the purchase price related to the acquisition of the Freeport Property, which is preliminary and subject to change. The Company only owns the building area that is subject to the Freeport McMoRan lease.
c.    Represents the Company’s borrowings incurred on its secured revolving credit facility (the "Credit Facility") incurred to finance the purchase of the Freeport Property. The Credit Facility provides for up to $225.0 million of borrowings pursuant to a credit agreement. The Credit Facility will bear interest at rates depending on the type of loan specified, which at the time of the Freeport Property acquisition was 4.15% for base rate loans and 2.05% for Eurodollar rate loans.
d.    Represents the issuance of common shares required to generate sufficient offering proceeds to fund the purchase of the Freeport Property, as the Company had insufficient capital to acquire the Freeport Property on September 30, 2014, as reflected in the Pro Forma Condensed Consolidated Balance Sheet (Unaudited).
e.    Adjustment reflects the expensing of acquisition-related costs as required under generally accepted accounting principles. The amount represents costs incurred to complete the acquisition of the Freeport Property, including title, legal, accounting and acquisition-related costs.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2014
a.    Reflects the Company’s historical results of operations for the nine months ended September 30, 2014.
b.    In connection with the purchase of the Freeport Property, the Company incurred $2.3 million of acquisition-related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2014, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the acquired intangible lease liabilities in accordance with the lease agreements of the Freeport Property, as well as storage and parking income generated by the property. The Freeport Property is subject to base year leases whereby base year operating costs of $1.5 million per year are included in the tenants' monthly rental payments.
d.    Represents tenant reimbursement income for operating expenses above the base year operating costs, including property taxes, maintenance, and insurance, for the Freeport Property. The amount is an estimate based on historical operating results of the property.
e.    Reflects the property operating expenses for the Freeport Property, including property taxes, maintenance, and insurance, which are paid by the Company and reimbursed by Freeport McMoRan. The amount is an estimate based on pro forma operating results of the property.
f.    Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company's average invested assets. The advisory fee was calculated based on the purchase price of the Freeport Property.
g.    Represents depreciation and amortization expenses for the Freeport Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
h.    Assumes the borrowings on the Credit Facility incurred to finance the acquisition of the Freeport Property occurred on February 26, 2013 and that the Company paid down the borrowings on January 1, 2014.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (cont.)
September 30, 2014

i.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Freeport Property because the Company had insufficient capital to acquire the Freeport Property on February 26, 2013, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on February 26, 2013.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2013
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2013.
b.    In connection with the purchase of the Freeport Property, the Company incurred $2.3 million of acquisition-related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2013, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the acquired intangible lease liabilities in accordance with the lease agreements of the Freeport Property, as well as storage and parking income generated by the property. The Freeport Property is subject to base year leases whereby base year operating costs of $1.5 million per year are included in the tenants' monthly rental payments.
d.    Represents tenant reimbursement income for operating expenses above the base year operating costs, including property taxes, maintenance, and insurance, for the Freeport Property. The amount is an estimate based on historical operating results of the property.
e.    Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
f.    Reflects the property operating expenses for the Freeport Property, including property taxes, maintenance, and insurance, which are paid by the Company and reimbursed by Freeport McMoRan. The amount is an estimate based on pro forma operating results of the property.
g.    Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company's average invested assets. The advisory fee was calculated based on the purchase price of the Freeport Property.
h.    Represents depreciation and amortization expenses for the Freeport Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
i.    Represents interest expense associated with the borrowings on the Credit Facility incurred to finance the acquisition of the Freeport Property.
j.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Freeport Property because the Company had insufficient capital to acquire the Freeport Property on February 26, 2013, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on February 26, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2015	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer and Principal Accounting Officer